UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2012

Double Eagle Petroleum Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-33571	830214692
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 2200, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3037948445

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 26, 2012, Double Eagle Petroleum Co. (the "Company") issued a press release announcing the extension of the expiration date of its consent solicitation to amend the articles supplementary for the Company’s 9.25% Series A Cumulative Preferred Stock, originally set to expire at 5:00 P.M. Mountain time on November 26, 2012. The expiration date is now extended to 5:00 p.m., Mountain time, on December 10, 2012.
The press release, entitled "Double Eagle Petroleum Announces Extension of Preferred Stock Consent Solicitation," is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 – Press Release, dated November 26, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double Eagle Petroleum Co.

November 27, 2012	By:	/s/ Kurtis Hooley

Name: Kurtis Hooley
Title: Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated November 26, 2012